CDC NVEST STAR VALUE FUND

             Supplement dated July 21, 2004 to CDC Nvest Star Funds Classes A, B and C Prospectus, each dated May 1, 2004
          (the "Prospectus"), as may be supplemented from time to time

Effective immediately, Warren Koontz and James Carroll, replace Jeffrey W. Wardlow as the portfolio managers of the Loomis Sayles segment of the CDC Nvest Star Value Fund. Accordingly, the following paragraph is added to the section of the Prospectus entitled "Meet the Funds' Portfolio Managers":

WARREN KOONTZ

Warren Koontz, who began his investment career in 1984, has co-managed the Loomis Sayles segment of the CDC Nvest Star Value Fund since July 2004. He also co-manages the Loomis Sayles Value Fund. Mr. Koontz received BA and MBA degrees from Michigan State University. Mr. Koontz joined Loomis Sayles in 1995 and holds the designation of Chartered Financial Analyst.

JAMES CARROLL

James Carroll, who began his investment career in 1974, has co-managed the Loomis Sayles segment of the CDC Nvest Star Value Fund since July 2004. He also co-manages the Loomis Sayles Value Fund. Mr. Carroll received BA and MBA degrees from Wayne State University. Mr. Carroll joined Loomis Sayles in 1995 and holds the designation of Chartered Financial Analyst.














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